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                                                                   EXHIBIT 10.12

                             OFFICE LEASE AGREEMENT

THIS OFFICE LEASE AGREEMENT ("Lease") is entered into this 15th day of February, 1997 by and between SCOTT P. PINCKARD ("Lessor") and CYBERNET ("Lessee").

WHEREAS, Lessor is the owner of certain real property and improvements located thereon as are hereinafter defined; and

WHEREAS, Lessee desires to lease a portion of the real property and improvements from Lessor.

NOW, THEREFORE, in consideration of the mutual covenants, conditions and promises set forth herein, Lessor and Lessee agree as follows:

1. PREMISES. Lessor hereby leases unto Lessee certain office space consisting of one thousand four hundred forty four (1444) square feet ("Premises"), more or less, of office space located in the second floor of a building located at 503 West 8th Street, in the City of West Point, County of Troup, State of Georgia.

2. TERM. The Initial term of the Lease shall be for twelve (12) months commencing on the 14th day of February, 1997 ("Commencement Date") and terminating on the 14th day of February, 1998 ("Term").

3. RENTAL. Beginning on the Commencement Date Lessee shall pay to Lessor the sum of Three Hundred Forty Five and No/100 Dollars ($345.00), for the month of February, 1997. Beginning on March 1, 1997, and on the first day of each calendar month thereafter the sum of Six Hundred Ninety and No/100 Dollars ($690.00) as rental for the Premises. The rent is due on the first day of each calendar month, in the event that rent remains unpaid by the tenth (10th) day after any such payment is due, Lessee shall then pay Lessor a late fee of five percent (5%) of those sums which remain due to Lessor. If rent remains unpaid by the fifteenth (15th) day an additional five percent (5%) for a total of ten percent (10%) of the sum that is due to Lessor. This Lease shall automatically renew for an additional period of one year per renewal term on the same terms as this Lease, unless either party gives written notice of the end by sixty (60) days before the end of the term or renewal term.

4. USE OF PREMISES. Lessee shall have the right to use and occupy the Premises for general business and administrative offices.

5. QUIET ENJOYMENT. Lessor warrants that Lessor has good and marketable title to the Premises free and clear of all liens and encumbrances and that Lessor may rightfully enter into this Lease. Lessor shall protect, defend and indemnify Lessee against any interference with Lessee's use and quiet enjoyment of the Premises.

6. TAXES. Lessor shall be responsible for the payment of all taxes assessed on the Premises.


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6. TAXES. Lessor shall be responsible for the payment of all taxes assessed on the Premises during the Term. Lessee shall be responsible for the payment of all taxes assessed upon any personal property owned by Lessee located on the Premises.

7.  INSURANCE.

(a) LIABILITY INSURANCE. Lessee and Lessor shall each separately maintain at all times during the Term and keep in force for their mutual benefit, general public liability insurance against claims for personal injury, death or property damage occurring about the Premises or sidewalks or areas adjacent to the Premises to afford protection to the limit of not less than $500,000 in respect to injury or death of a single person, to a limit of not less than $1,000,000 in respect to any one accident, and to the limit of $100,000 in respect to property damage. Such insurance may be covered under a blanket policy covering the Premises and other location of Lessee or its general partner or the general partner's parent or an affiliate corporation. Certificates of all policies of insurance shall be delivered to the party requesting the certificates or parties designated by the party requesting the certificates upon written request.

(b) FIRE AND CASUALTY INSURANCE. Lessor shall also maintain, throughout the Term of this Lease, at its sole cost and expense, a standard fire and extended coverage casualty insurance policy insuring the Building and other improvements which are located upon the Premises in an amount not less than their full replacement value. However, Lessee at its sole cost and expense will carry contents coverage on all personal property that are located upon the Premises.

(c) WAIVER OF SUBROGATION. Both Lessee and Lessor agree to seek a waiver of subrogation clause from their respective insurer which establishes a waiver of the insurer's subrogation against Lessor or Lessee as the case may be for any property loss (real/personal property or improvements/betterment) caused by the other. Any policy or policies of insurance procured by Lessor or Lessee, covering direct or indirect property loss, shall include a waiver of subrogation clause in favor of the other party.

8. UTILITIES. Lessor shall provide to the Premises connections for all utilities necessary for Lessee's conducting of its business therein at Lessor's sole coast and expense and shall pay for all electricity and water used or consumed by Lessee on the Premises. Lessee shall pay for all telephone service used or consumed by Lessee in or on the Premises. Should Lessor separately provide any of the utilities to the Premises, a separate meter shall be installed at Lessor's expense to measure Lessee's use of such utilities. Lessor's charge for any utilities furnished directly by Lessor shall be no more than the rates charged by the local public utility company for such services. Upon Lessee's request, Lessor shall furnish sufficient documentation to substantiate such local public utility rates and shall immediately refund any overpayment made by Lessee. In the event utility service is interrupted to the Premises due to the need for maintenance and repair to the utility lines, Lessor shall immediately commence restoration and repairs of the lines and conduits in order that said utility service shall be resumed at the earliest possible time. If Lessor shall fail to make such repairs, Lessee may do so at Lessor's expense. Additionally, should there be an interruption in the utilities for more than 24 hours due to the Lessor's negligence or failure to act, rent shall be abated until the utilities are restored.
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9. MAINTENANCE AND REPAIRS. Structural portions of the Premises and the Building and improvements, including the roof, foundation, exterior walls, loadbearing interior walls, parking lot and sidewalks shall be maintained and repaired by Lessor at Lessor's sole cost and expense. Lessee shall maintain and repair at the sole cost and expense of Lessee the non-structural portions of the Premises including all partitions, doors, ceiling, fixtures, equipment and appurtenances thereof in good order, condition and repair, reasonable wear and tear excepted. At any time during the Term of this Lease should there be repairs needed for plumbing, heating, electrical, air, etc., Lessee agrees to call Lessor and give reasonable time to repair. If Lessor has not responded within forty eight hours
(48) Lessee has the right to repair and submit bill to Lessor for payment.

10. ALTERATIONS, IMPROVEMENTS AND SIGNAGE. Lessee shall have the right at any time throughout the Term and any extensions hereof, to make or cause to be made to the Building, any alterations, additions, and to improvements, or install or cause to be installed any trade fixture, signs, floor covering, interior or exterior painting or lighting, plumbing fixtures, shades or awnings, subject to the prior approval of Lessor, which approval shall be not unreasonably withheld or delayed by Lessor. Lessee shall not be required to remove any alterations or improvements made by Lessee to the Premises and Lessee's failure to do so within thirty (30) days after the expiration of the term of this Lease shall be deemed to be an abandonment thereof whereby the same shall become part of the real estate with title thereto vesting in Landlord.

11. FIRE OF CASUALTY. In the event the Premises are taken or destroyed in whole or in part by fire or other casualty. Lessee may in its sole discretion terminate this Lease, declare a partial abatement of the monthly rental due Lessor under this Lease based upon the pro rata portion of Building which has been subjected to the fire or other casualty until the damage caused by the fire or other casualty is fully repaired by Lessor or, if more than forty per cent (40%) of the Building is rendered untenantable, declare a total abatement of the monthly rental due Lessor until the damage caused by the fire or other casualty has been fully repaired by Lessor.

12. EMINENT DOMAIN. If any portion of the Premises shall be taken by right of Eminent Domain, Lessee shall have the right, at its discretion, to terminate this Lease and be relieved from further liability hereunder. Should Lessee elect not to terminate this Lease, the rent due during the remainder of the Lease term shall be reduced in proportion to the area taken, effective on the date physical possession is taken by the condemning authority. Following such taking, Lessor shall, with all due diligence and at its own cost and expense, make all necessary repairs and alterations required to make the remaining portion of the Premises an architectural whole. All compensation awarded for such taking shall be allocated in accordance with the Lessor's and Lessee's respective interest therein.

13. LESSEE'S DEFAULT. If Lessee shall fail to make any payment of rent within fifteen (15) days of the day when due or if Lessee shall fail to keep and perform any express written covenant of this Lease and shall continue in default for a period of thirty (30) days after Lessee has received written notice of such default and demand of performance from Lessor, Lessor may commence judicial proceedings against Lessor to terminate this Lease, provided, however, if any default shall occur (other than in the payment of rent) which cannot be cured within a period of thirty (30) days and Lessee, prior to the expiration of thirty (30) days from and after the giving of notice as aforesaid, commences to eliminate such default and proceeds diligently to take steps to cure the same, Lessor

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shall not have the right to declare the term ended by reason thereof. In no event shall Lessor be entitled to accelerate rent due from Lessee or to take possession of the Premises or personal property owned by Lessee on the Premises without any order of a court of competent jurisdiction authorizing such action. It shall be the duty of the Lessor in any event of default to use its best efforts to mitigate Lessee's damages.

14. LESSOR'S DEFAULT. If Lessor shall be in default or shall fail or refuse to perform or comply with any of his obligations under this lease and shall continue in default for a period of thirty (30) days after Lessee has given Lessor written notice of such default and demand of performance, Lessee may remedy the same and deduct the cost thereof from subsequent installments of rent or terminate the Lease and recover from Lessor any and all damages Lessee may have incurred due to such default or failure; however, it shall be the duty of Lessee in any event to use its best efforts to mitigate Lessor's damages.

15. ASSIGNMENT AND SUBLETTING. Lessee shall have the right to assign, sublet, transfer, or encumber this Lease or its rights hereunder or any part thereof at any time and from time to time during the term of this Lease. In the event of a sublease Lessee shall remain responsible for the payment of rent and for the performance of all terms, covenants and conditions undertaken by Lessee pursuant to this Lease. In the event of an assignment of this Lease which has been approved by Lessor, Lessee shall owe no further duties, obligations or liabilities to Lessor under this Lease.

16. HOLDING OVER. In the event Lessee remains in possession of the Premises after the expiration of the Term without executing a new Lease, Lessee shall occupy the Premises from month to month, subject to all of the covenants of this Lease insofar as consistent with such a tenancy.

17. HAZARDOUS MATERIALS. Lessor warrants and represents that any use, storage, treatment or transportation of hazardous substances which has occurred in or on the Premises prior to the date hereof has been in compliance with all applicable federal, state and local laws, regulations and ordinances. Lessor additionally warrants and represents that no release, leak discharge, spill, disposal or emission of hazardous substances has occurred in or under the Premises, and that the Premises are free of hazardous substances as of the date hereof. Lessor agrees to indemnify and hold harmless the Lessee from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including, without limitation, any and all sums paid for settlement of claims, attorneys fees, consultant and expert fees) arising during or after the lease term from or in connection with the presence or suspected presence of hazardous substances in, on or beneath the Premises, unless the hazardous substances are present solely as the result of negligence, willful misconduct or other acts of Lessee, Lessee's agents, employees, contractors or invitees. Without limitation of the foregoing, this indemnification shall include any and all costs incurred due to any investigation by a federal, state or local agency or political subdivision, unless the hazardous substances are present solely as the result of negligence, willful misconduct or other acts of Lessee, Lessee's agents, employees, contractors or invitees.

18. NOTICES. Any notice, report, statement, approval, consent, designation, demand or request to be given under this Lease shall be effective when made in writing, deposited for mailing with the United States Postal Service and addressed to Lessor or Lessee at the following addresses.
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   LESSOR:   Scott P. Pinckard
             509 West 8th Street
             West Point, Georgia 31833
             (706) 645-5555 (706) 643-4663
             Fax (706) 643-3648

   LESSEE:   CyberNet Holding, Inc.
             1239 O. G. Skinner Drive
             West Point, Georgia 31833
             Attn:  Felix Boccucci

19.MISCELLANEOUS.

(a) SUCCESSORS AND ASSIGNS. This Lease shall be binding upon and shall inure to the benefit of Lessor, Lessee and their respective successors and assigns.

(b) GOVERNING LAW. This Lease shall be construed under the laws of the State of Georgia.

(c) MERGER CLAUSE. This Lease contains the entire agreement between Lessor and Lessee regarding the Premises which are the subject of this Lease and may only be altered by a written agreement executed by both Lessor and Lessee.

(d) SEVERABILITY.. If any term or provision of this Lease or the application hereof to any person or circumstance shall to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby.

(e) FORCE MAJEURE. In the event the performance by either party of any of its obligations hereunder, except with the respect of payment of money, is delayed by reason of the act or neglect of the other party, act of God, strike, governmental restrictions, war, or any other cause, similar or dissimilar, beyond the reasonable control of the party from whom such performance is due, the period for the commencement of completion thereof shall be extended for a period equal to the period during which performance is so delayed.

(f) COUNTERPARTS. The Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, but such counterparts together shall constitute but one and the same instrument.

(g) NO PARTNERSHIP CREATED. The Lessor and Lessee are not and shall not be considered joint adventurers, not partners, and neither shall have power to bind or obligate the other except as set forth herein.


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(h) HEADINGS. The titles to the paragraphs of this Agreement are inserted only as a matter of convenience and for reference and in no way confine, limit or describe the scope or intent of any section of this Agreement, nor in any way affect this Agreement.

(i) MODIFICATION. No modifications, alterations, or amendments of this Lease or any agreements in connection therewith shall be binding or valid unless in writing and duly executed by both Lessor and Lessee.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease as of the day and year above first written.

                                            LESSOR:

                                                /s/ Scott P. Pinckard
                                            ------------------------------
                                            Scott P. Pinckard

Signed, sealed and delivered this
_________ day of __________________, 1997
in the presence of:

-----------------------------------
Witness

-----------------------------------
Notary Public

                                             LESSEE:

                                             CyberNet Holding, Inc.

                                             By:  /s/ Felix L. Boccucci Jr.
                                                ------------------------------
                                             Title:  VP-Treasurer-Secretary
                                                   ---------------------------
                                                                        (SEAL)

Signed, sealed and delivered this
27th day of February, 1997
in the presence of:

        /s/ Cristy Snider
-----------------------------------
Witness

        /s/ Jackie Rogers
-----------------------------------
Notary Public
    My Commission Expires March 8, 1997